As filed with the Securities and Exchange Commission on [date]




                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES




                  Investment Company Act file number 811-07737



                               THE PURISIMA FUNDS
                               ------------------
               (Exact name of registrant as specified in charter)



                               13100 SKYLINE BLVD.
                           WOODSIDE, CALIFORNIA 94062
               (Address of principal executive offices) (Zip code)



                        U. S. BANCORP FUND SERVICES, LLC
                       2020 EAST FINANCIAL WAY, SUITE 100
                           GLENDORA, CALIFORNIA 91741
                     (Name and address of agent for service)



                           (650) 851-3334 Registrant's
                      telephone number, including area code



Date of fiscal year end: AUGUST 31
                         ---------



Date of reporting period:  AUGUST 31, 2007
                           ---------------

ITEM 1. REPORT TO STOCKHOLDERS.




THE PURISIMA FUNDS

ANNUAL REPORT
AUGUST 31, 2007
The Purisim a Total Return Fund

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TABLE OF CONTENTS

A Letter to Our Shareholders                                                   2
Performance Summary                                                            5
Sector Breakdown                                                               6
Expense Example                                                                6
Schedule of Investments                                                        8
Statement of Assets and Liabilities                                           16
Statement of Operations                                                       17
Statement of Changes in Net Assets                                            18
Financial Highlights                                                          19
Notes to Financial Statements                                                 20
Report of Independent Registered Public Accounting Firm                       26
Other Information                                                             27
Trustees and Officer Information                                              28
Privacy Notice                                                                32

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INVESTMENT OBJECTIVES

PURISIMA TOTAL RETURN FUND
Seeks to provide investors with a high level of total return by considering both domestic and foreign securities.
















EACH FUND RESERVES THE RIGHT TO REJECT ANY ORDER FOR THE PURCHASE OF ITS SHARES OR TO LIMIT OR SUSPEND, WITHOUT PRIOR NOTICE, THE OFFERING OF ITS SHARES. THE REQUIRED MINIMUM INVESTMENTS MAY BE WAIVED IN THE CASE OF CERTAIN QUALIFIED RETIREMENT PLANS. THE FUNDS WILL NOT ACCEPT YOUR ACCOUNT IF YOU ARE INVESTING FOR ANOTHER PERSON AS ATTORNEY-IN-FACT. THE FUNDS ALSO WILL NOT ACCEPT ACCOUNTS WITH A "POWER OF ATTORNEY" IN THE REGISTRATION SECTION OF THE PURCHASE APPLICATION.

--------------------------------------------------------------------------------

A LETTER TO OUR SHAREHOLDERS

Welcome to the annual report for the Purisima Total Return Fund for the twelve-month period ended August 31, 2007. The primary investment objective of the Fund is achieving high total return for shareholders.

MARKET REVIEW AND OUTLOOK:

Global equities again finished th e period with strong, positive returns. The MSCI World Index gained 16.97%. Volatility increased markedly during the latter half of the period as investor fears drove stocks into the second correction of this bull market. However, we expect the bull run to continue through the latter half of this year, lifted by a bevy of underappreciated positive fundamentals.

The benefits of global diversification were once again evident during the period as fo reign stocks outperformed domestic is sues (comparing the above MSCI World Index performance to the S&P 500 Index return of 15.13% for the same period). We expect 2007 to be the sixth consecutive year of of reign leadership.

The upward trend in global equity markets continued virtually friction free, until the middle of July when markets experienced some turbulence seemingly in reaction to subprime mortgage concerns. Subprime was subsequently linked in the media to the highly publicized collapse of two Bear Stearns hedge funds and some cases of Wall Street firms' failure to find buyers for some corporate bonds in tended to fund leveraged buyouts. Talk of an impending "credit crunch" was pervasive as some feared these events were harbingers of the end of the so-called "easy money" which fueled the acquisition boom and propelled equity prices higher.

However, we believe the resulting volatility was a temporary sentiment shift in reaction to minor events relative to the broader economy. In our experience, typical bull market corrections are relatively brief, purely psychological, induced by fear and media hype, and very difficult to time. We believe this latest bout of volatility to be a typical bull market correction.

Looking ahead, the bullish themes outlined in previous letters remain intact. The global economy and corporate earnings have been growing solidly, surpassing tepid expectations. A relatively low in terest rate environment and comparatively modest stock valuations have been fueling massive acquisition and share buyback activity--and though there were some minor hiccups as liquidity temporarily dried up, we expect this trend to continue on the back half of the year.

Sentiment remains cautious as investors tend to be focusing on "glass-is-half-empty" stories. Financial headlines stress supposed problems--a credit crunch, private equity firms run wild, high energy prices, predatory foreign investors, poor real estate sales, and record highs for stock indexes implying future declines. But such stories have either lacked the substance or surprise power necessary to sink markets.

Perhaps the most deep-seated fear relates to rising long-term interest rates. If they rise significantly from here, enough to eliminate the positive earnings yield-bond yield spread, concern would be warranted. But the magnitude of the recent move thus far has already happened numerous times in this bull market and, in our opinion, reflects normal volatility. It does not necessarily portend substantially higher rates ahead. Rates are still benign by historical

--------------------------------------------------------------------------------

comparison and, in our view, far from levels endangering economic activity. Furthermore, credit spreads have remained favorable.

A plausible scenario that we believe could lead to much higher long-term rates is if in flation accelerates considerably. But meaningful in flation in dicators don't point to precipitous price increases. Higher energy prices distract attention fr om many other goods and services that have experienced flat or falling prices. We believe many fail to recognize today's profound gains in global productivity have been keeping in flation contained during this period of healthy economic growth.

The political agenda on Capitol Hill continues to stagnate. The US Congress is thankfully a "do nothing" bunch. Attempts at major new legislation have become either casualties of political in fighting or have been vetoed.

Overseas, political change is afoot in two of the world's largest fo reign economies. France elected as president the right-leaning Nicolas Sarkozy, who purportedly brings a seemingly contradictory mix of pro-growth reforms and protectionist desires. In Japan, Prime Minister Shinzo Abe resigned from his post, creating a renewed period of political uncertainty in the region. Our sense is that no legislation of political import will happen soon in either country, just more stasis consistent with the rest of the developed world in recent years.

In summary, stocks around th e world still appear to be the best value relative to alternatives such as bonds and cash. We do not believe any visible risks are potent enough to derail the global stock market for now and remain excited about the balance of 2007.

FUND POSITIONING

We maintain our positive outlook for the global equity markets and continue to be fully invested in equities. Global economic growth has been strong and fundamentals indicate favorable market conditions.

The Fund remains slightly overweight to of reign equities to take advantage of what we believe will be strong global corporate earnings, or bust merger and acquisition activity, and share repurchase activity. Japan remains our largest overweight, followed by Emerging Markets and Germany. While our overweight to Japan detracted from returns relative to the benchmark, overall absolute performance was slightly positive. Our performance benefited from an overweight to Emerging Markets and to Germany, both relative to the benchmark and on an absolute basis. Better than expected global economic growth continued to benefit Emerging Markets countries. We anticipate manufacturing and industrial growth in these markets to continue to accelerate due to persistent high demand for raw materials.

Energy and Industrials continue to represent the largest sector overweights in the Fund. Our overweight to these sectors have generated positive results both relative to the benchmark and to absolute performance. We believe energy and Industrial companies remain in a good position to benefit from strong global demand and from consolidation. In addition, our third largest sector overweight to Materials also provided a huge positive impact on performance. Materials companies greatly benefited from steadily high commodity prices due to production capacity limitations. Because of our positive economic growth outlook, we have positioned our sector overweights to take advantage of economically sensitive sectors and remain underweight to less sensitive sectors, such as Health Care and Consumer Staples.

--------------------------------------------------------------------------------

In the upcoming period, we expect strong economic and corporate earnings growth combined with attractive relative earnings yields to continue to drive equity prices higher. Robust merger and acquisition as well as share repurchase activity should also provide further support. We believe the Fund is well-positioned to take advantage of the impact from these positive factors.

CLOSING REMARKS

Overall, both the MSCI World benchmark and the Fund realized strong positive absolute returns during this period. The Fund slightly underperformed the MSCI World benchmark with rising, unwarranted concerns over slowing exports, in flation, weakening currencies detracting from otherwise sound allocation decisions. But with economic in dicators showing increasingly strong global performance and sound fundamentals in place, we expect the Fund is well positioned to peform on both an absolute and relative basis in the upcoming period.

Thank you for your continued interest and support.

Sincerely,

/s/   KENNETH L. FISHER
-----------------------

Kenneth L. Fisher
Chairman and Chief Investment Officer
Fisher Investments

OPINIONS EXPRESSED ABOVE ARE THOSE OF KENNETH L. FISHER AND ARE SUBJECT TO CHANGE, ARE NOT GUARANTEED AND SHOULD NOT BE CONSIDERED RECOMMENDATIONS TO BUY OR SELL ANY SECURITY.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

FUND HOLDINGS AND SECTOR ALLOCATIONS ARE SUBJECT TO CHANGE AND ARE NOT RECOMMENDATIONS TO BUY OR SELL ANY SECURITY.

MUTUAL FUND INVESTING INVOLVES RISK OF LOSS. PRINCIPAL LOSS IS POSSIBLE. THE FUND MAY USE SHORT SALES OF SECURITIES, WHICH INVOLVE THE RISK THAT LOSSES MAY EXCEED THE ORIGINAL AMOUNT IN VESTED. FOREIGN IN VESTING INVOLVES SPECIAL RISKS, INCLUDING A GREATER VOLATILITY AND POLITICAL, ECONOMIC AND CURRENCY RISKS AND DIFFERENCES IN ACCOUNTING METHODS. SMALL-AND MEDIUM-CAPITALIZATION COMPANIES TEND TO HAVE LIMITED LIQUIDITY AND GREATER PRICE VOLATILITY THAN LARGE CAPITALIZATION COMPANIES. GROWTH STOCKS TYPICALLY ARE MORE VOLATILE THAN VALUE STOCKS; HOWEVER, VALUE STOCKS HAVE A LOWER EXPECTED GROWTH RATE IN EARNINGS AND SALES. INVESTMENTS IN DEBT SECURITIES TYPICALLY DECREASE IN VALUE WHEN INTEREST RATES RISE. THIS RISK IS GREATER FOR LONGER-TERM DEBT SECURITIES.

The MSCI World Index is a broad-based unmanaged capitalization-weighted stock index designed to measure global developed market equity performance. It consists of 23 developed market country indices. The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. One cannot invest directly in an index.

THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS FISHER INVESTMENTS IS THE ADVISOR TO THE PURISMA FUNDS. THE PURISIMA FUNDS ARE DISTRIBUTED BY QUASAR DISTRIBUTORS, LLC, 09/07 PERFORMANCE SUMMARY FOR YEAR ENDED AUGUST 31, 2007

PERFORMANCE SUMMARY
FOR THE YEAR ENDED AUGUST 31, 2007


PURISIMA TOTAL RETURN FUND
GROWTH OF $10,000
PURISIMA TOTAL RETURN FUND CUMULATIVE TOTAL RETURN VERSUS MSCI WORLD INDEX $10,000 INVESTED FROM 9/1/97 O T 8/31/07*


GRAPH OMITTED

             Total
             Return     MSCI World Index
-----------         ------------------------
 30-Sep-97   10,623          10,542
-----------         ------------------------
 28-Feb-98   11,437          11,280
 31-Aug-98   10,526          10,374
-----------         ------------------------
 28-Feb-99   13,737          12,713
 31-Aug-99   14,742          13,803
-----------         ------------------------
 29-Feb-00   16,174          15,095
 31-Aug-00   16,604          15,614
-----------         ------------------------
 28-Feb-01   15,982          12,939
 31-Aug-01   16,384          11,650
-----------         ------------------------
 28-Feb-02   16,508          11,086
 31-Aug-02   13,645           9,648
-----------         ------------------------
 28-Feb-03   12,112           8,804
 31-Aug-03   15,039          10,702
-----------         ------------------------
 29-Feb-04   17,356          12,707
 31-Aug-04   16,350          12,372
-----------         ------------------------
 28-Feb-05   18,489          14,232
 31-Aug-05   18,836          14,613
-----------         ------------------------
 28-Feb-06   21,054          16,118
 31-Aug-06   21,575          16,918
-----------         ------------------------
 28-Feb-07   23,157          18,673
 31-Aug-07   24,948          19,789
-----------         ------------------------


PURISIMA TOTAL RETURN FUND                   MSCI WORLD INDEX*

ONE-YEAR                                     ONE-YEAR
  Average Annual Total Return(2)** 15.63%      Average Annual Total Return(2)** 16.97%

FIVE-YEAR                                    FIVE-YEAR
  Average Annual Total Return(2)** 12.83%      Average Annual Total Return(2)** 15.45%

TEN-YEAR                                     TEN-YEAR
  Cumulative Total Return(1)**    196.14%      Cumulative Total Return(1)**     97.86%
  Average Annual Total Return(2)**  9.57%      Average Annual Total Return(2)**  7.06%



Please note past performance is not predictive of future results. SHARE PRICE AND RETURN WILL FLUCTUATE, AND INVESTORS MAY EXPERIENCE A GAIN OR LOSS WHEN THEY SELL THEIR SHARES. TO OBTAIN A PROSPECTUS ON THE PURISIMA FUNDS PLEASE CALL 1-800-841-0199. THE PROSPECTUS CONTAINS MORE INFORMATION, INCLUDING THE POLITICAL, ECONOMIC, CURRENCY RISKS AND POTENTIAL VOLATILITY OF FOREIGN INVESTING. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

1 Cumulative measures the change in value of an investment over the total return periods indicated and reflects all fund fees and expenses.
2 Average annual total return represents the average annual change in value of an investment over the periods indicated fund fees and expenses. Average annual total return and and reflects cumulative total return for the one-year period would be identical.
* The MSCI World Index is an unmanaged global stock index comprised of Index various world stock markets, including the U.S. The total return of a $10,000 investment includes all expenses.
** The total returns shown do not reflect the deduction of taxes a shareholder would pay on fund distributions or redemption of fund shares. The total return reflects the rate an investment would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions.

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SECTOR BREAKDOWN(1) (UNAUDITED)

                                PURISIMA TOTAL RETURN FUND
                       ---------------------------------------------
                       Consumer Discretionary                   4.7%
                       Consumer Staples                         2.6%
                       Energy                                  19.2%
                       Financial                               21.7%
                       Health Care                              8.1%
                       Industrial                              18.9%
                       Information Technology                   6.4%
                       Materials                                9.1%
                       Telecommunication Services               3.5%
                       Utilities                                5.2%
                       Mutual Funds                             0.6%
                       ---------------------------------------------
                       Total                                  100.0%
--------
(1) Percentage of Total Investments as of August 31, 2007.

IMPORTANT INFORMATION

The following disclosure provides important information regarding the Fund's Expense Example. Please refer to this information when reviewing the Expense Example for the Fund.

EXPENSE EXAMPLE (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period indicated and held for the entire period from March 1, 2007 to August 31, 2007, for the Total Return Fund.

ACTUAL EXPENSES

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in these columns together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

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HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Fund's actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), or redemption fees. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                         ACTUAL        HYPOTHETICAL PERFORMANCE
PURISIMA TOTAL RETURN FUND            PERFORMANCE    (5% RETURN BEFORE EXPENSES)
--------------------------------------------------------------------------------
Beginning Account Value (03/01/07)    $   1,000.00            $   1,000.00
Ending Account Value (08/31/07)       $   1,077.40            $   1,018.20
Expenses Paid During Period(1)        $       7.28            $       7.07
--------------------------------------------------------------------------------

-----------
(1) Expenses are equal to the Fund's expense ratio for the six month period of 1.41% for the Total Return Fund multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

--------------------------------------------------------------------------------

PURISIM A TOTAL RETURN FUND
SCHEDULE OF INVESTMENTS
AUGUST 31, 2007

    SHARES                                                             VALUE
--------------------------------------------------------------------------------
COMMON STOCKS: 99.2%
AEROSPACE & DEFENSE: 3.7%
      11,400     Embraer-Empresa Brasileira
                 de Aeronautica S.A. - ADR                          $    514,824
     116,800     Honeywell n I ternational, Inc.                       6,558,320
      47,800     Lockheed Martin Corp.                                 4,738,892
      74,900     United Technologies Corp.                             5,589,787
                                                                    ------------
                                                                      17,401,823
                                                                    ------------
AIR FREIGHT & LOGISTICS: 1.3%
      52,600     FedEx Corp.                                           5,769,168
       4,100     TPG NV                                                  173,142
                                                                    ------------
                                                                       5,942,310
                                                                    ------------
AUTO COMPONENTS: 1.3%
     102,800     Autoliv, Inc.                                         5,897,636
                                                                    ------------

AUTOMOBILES: 0.8%
       1,000     DaimlerChrysler AG                                       88,791
     183,000     Nissan Motor Co. Ltd. - ADR                           3,495,300
                                                                    ------------
                                                                       3,584,091
                                                                    ------------
BEVERAGES: 0.1%
       4,100     Fomento Economico Mexicano S.A. de CV ADR               142,844
       2,850     Heineken NV                                             180,454
                                                                    ------------
                                                                         323,298
                                                                    ------------
BIOTECHNOLOGY: 1.3%
      96,300     Celgene Corp. (a)                                     6,183,423
                                                                    ------------

CAPITAL MARKETS: 9.4%
       6,630     3I Group                                                141,030
      29,045     Ameriprise Financial, Inc.                            1,772,035
     149,700     Credit Suisse Group - ADR                             9,826,308
      44,525     Goldman Sachs Group, I n c.                           7,836,845
     188,600     Invesco Plc - ADR                                     4,487,216
      19,700     Janus Capital Group, Inc.                               523,823
       1,800     Julius Baer Holding                                     119,117
      72,950     Lehman Brothers Holdings, Inc.                        3,999,848
      14,800     Man Group Plc                                           147,263
      93,600     Morgan Stanley                                        5,837,832
     203,550     Nomura Holdings, Inc. - ADR                           3,596,729
       8,700     Schroders                                               232,248



8    The  accompanying notes are an integral part of these financial statements.


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    SHARES                                                             VALUE
--------------------------------------------------------------------------------

CAPITAL MARKETS: 9.4% (CONTINUED)
     103,350     UBS AG                                             $  5,399,004
                                                                    ------------
                                                                      43,919,298
                                                                    ------------
CHEMICALS: 2.2%
      72,600     BASF AG - ADR                                         9,589,734
      11,700     Sigma-Aldrich Corp.                                     524,160
                                                                    ------------
                                                                      10,113,894
                                                                    ------------
COMMERCIAL BANKS: 4.8%
       3,300     Banco Bilbao Vizcaya Argentaria S.A.                     75,928
      15,400     Banco Bradesco S.A.                                     380,072
       2,500     Banco De Chile - ADR                                    121,375
       6,000     Banco Popolare (a)                                      150,065
     399,175     Banco Santander Central Hispano S.A. - ADR            7,292,927
       4,200     Bank Pekao GDR                                          399,000
     473,500     Bank Rakyat                                             315,162
      40,500     Commerce Asset Holdings                                 126,075
       3,900     Danske Bank A/S                                         160,117
       1,900     HDFC Bank Ltd. - ADR                                    168,435
       4,300     ICICI Bank Ltd. - ADR                                   191,135
     126,532     Intesa Sanpaolo S P A - ADR                           5,723,384
       5,800     Kookmin Bank - ADR (a)                                  472,410
     319,200     Mitsubishi Ufj Financial Group, Inc. - ADR            3,064,320
       6,000     Nedbank Group Ltd                                       113,255
       5,900     PNC Financial Services Group                            415,183
       3,500     Shinhan Financial Group Co Ltd - ADR                    434,000
     286,100     Sumitomo Mitsui Financial Group, Inc. - ADR           2,258,388
       7,800     Woori Finance Holdings Co. Ltd. - ADR                   540,930
                                                                    ------------
                                                                      22,402,161
                                                                    ------------
COMMERCIAL SERVICES & SUPPLIES: 0.0%
       3,100     Adecco S.A.                                             201,940
                                                                    ------------

COMMUNICATIONS EQUIPMENT: 0.9%
      25,800     Cisco Systems, Inc. (a)                                 823,536
     176,600     Motorola, Inc.                                        2,993,370
      13,000     QUALCOMM, Inc.                                          518,570
                                                                    ------------
                                                                       4,335,476
                                                                    ------------
COMPUTERS & PERIPHERALS: 1.5%
     276,050     EMC Corp. (a)                                         5,427,143
      50,000     Fujitsu Limited - ADR                                 1,705,990
                                                                    ------------
                                                                       7,133,133
                                                                    ------------
CONSTRUCTION MACHINERY AND EQUIPMENT: 2.1%
      79,700     Komatsu Ltd. - ADR                                    9,818,538
                                                                    ------------

CONSTRUCTION MATERIALS: 0.1%
       8,463     Cemex S.A. de C.V. - ADR (a)                            273,270
       4,500     Italcementi                                             111,262
                                                                    ------------
                                                                         384,532
                                                                    ------------

The accompanying notes are an integral part of these financial statements.     9


--------------------------------------------------------------------------------


    SHARES                                                             VALUE
--------------------------------------------------------------------------------

CONSUMER FINANCE: 1.1%
      41,950     Discover Financial Services (a)                    $    970,723
      37,000     ORIX Corp. - ADR (a)                                  3,932,730
                                                                    ------------
                                                                       4,903,453
                                                                    ------------
DIVERSIFIED FINANCIAL SERVICES: 1.1%
     122,827     ING Group N.V. - ADR                                  4,936,417
                                                                    ------------

DIVERSIFIED TELECOMMUNICATION SERVICES: 1.2%
       5,800     Philippine Long Distance Telephone - ADR                340,634
      57,400     Telefonica S.A. - ADR                                 4,286,632
       7,600     Telekomunikasi Indonesia Tbk PT - ADR                   358,416
      47,147     Windstream Corp.                                        673,259
                                                                    ------------
                                                                       5,658,941
                                                                    ------------
ELECTRIC UTILITIES: 3.1%
      56,500     American Electric Power Co., Inc.                     2,513,120
       8,800     Companhia Energetica de Minas Gerais                    167,200
     107,900     DPL, Inc.                                             2,843,165
      46,600     Edison International                                  2,456,286
      12,700     Enersis S.A./Chile - ADR                                228,346
      48,100     FirstEnergy Corp.                                     2,955,264
      69,600     PPL Corp.                                             3,358,896
                                                                    ------------
                                                                      14,522,277
                                                                    ------------
ELECTRONIC COMPUTERS: 0.6%
      42,225     Hitachi Ltd. - ADR                                    2,721,401
      20,640     Hon Hai Precision - GDR (a)                             311,137
                                                                    ------------
                                                                       3,032,538
                                                                    ------------
ENERGY EQUIPMENT & SERVICES: 7.3%
       9,500     Aker Kvearner ASA                                       238,720
     126,200     Baker Hughes, n I c.                                 10,583,132
      13,000     Helix Energy Solutions Group, Inc. (a)                  499,590
      10,300     Oceaneering International, Inc. (a)                     691,748
       6,300     Petroleum Geo - Services                                148,043
       7,800     Saipem SpA                                              292,096
     119,500     Schlumberger Ltd.                                    11,531,750
       3,000     Technip S.A.                                            239,443
       6,400     Tenaris S.A. - ADR                                      300,352
      91,300     Transocean, Inc. (a)                                  9,594,717
                                                                    ------------
                                                                      34,119,591
                                                                    ------------
FOOD & STAPLES RETAILING: 0.1%
      16,700     Jeronimo Martins                                         95,321
       4,800     Wal-Mart De Mexico S.A. de C.V. - ADR                   170,655
                                                                    ------------
                                                                         265,976
                                                                    ------------
FOOD PRODUCTS: 1.9%
      10,400     Archer-Daniels-Midland Co.                              350,480
      79,200     Cadbury Schweppes Plc - ADR                           3,740,616
     316,250     Groupe Danone - ADR                                   4,820,883
                                                                    ------------
                                                                       8,911,979
                                                                    ------------

10    The accompanying notes are an integral part of these financial statements.


--------------------------------------------------------------------------------


    SHARES                                                             VALUE
--------------------------------------------------------------------------------

HEALTH CARE PROVIDERS & SERVICES: 1.8%
       2,400     Celesio AG                                         $    150,229
      84,300     Cigna Corp.                                           4,356,624
      71,100     Health Net, Inc. (a)                                  3,895,569
       5,000     Rhoen Klinikum AG                                       153,730
                                                                    ------------
                                                                       8,556,152
                                                                    ------------
HOUSEHOLD DURABLES: 0.9%
     219,300     Matsushita Electric Industrial Co. Ltd.- ADR          3,828,978
       8,400     The Stanley Works                                       476,616
                                                                    ------------
                                                                       4,305,594
                                                                    ------------
HOUSEHOLD PRODUCTS: 0.5%
      36,225     Procter & Gamble Co.                                  2,365,855
                                                                    ------------

INDUSTRIAL CONGLOMERATES: 3.3%
      95,850     General Electric Co.                                  3,725,689
      62,100     Mmc Corporation                                         130,354
      16,000     Orkla ASA                                               259,072
      90,250     Siemens AG - ADR                                     11,308,325
                                                                    ------------
                                                                      15,423,440
                                                                    ------------
INFORMATION RETRIEVAL SERVICES: 0.1%
       7,900     Nutri System, Inc. (a)                                  428,417
                                                                    ------------

INSURANCE: 2.7%
     173,550     AXA - ADR                                             6,974,974
       2,700     China Life Insurance Co Ltd - ADR                       196,911
     134,875     Millea Holdings, Inc. - ADR                           5,212,784
                                                                    ------------
                                                                      12,384,669
                                                                    ------------
MACHINERY: 4.9%
      11,600     AGCO Corp. (a)                                          501,120
      96,900     Caterpillar, Inc.                                     7,342,113
     125,700     Illinois Tool Works, Inc.                             7,311,969
       5,600     Konecranes Oyj                                          212,609
     149,800     Kubota Corp. - ADR                                    5,858,678
       4,500     Scania AB-B Shares                                      104,379
       6,250     Terex Corp. (a)                                         499,250
      10,700     Trinity Industries, Inc.                                401,999
         900     Vallourec                                               240,791
      11,000     Volvo AB-B                                              190,165
      24,100     Weg S.A.                                                255,617
                                                                    ------------
                                                                      22,918,690
                                                                    ------------
MEASURING, ANALYZING, & CONTROLLING INSTRUMENTS: 0.8%
     100,300     Hoya Corp. - ADR                                      3,478,464
                                                                    ------------

MEDIA: 0.3%
         600     Affichage Hldg                                          136,488
      18,500     Comcast Corp. (a)                                       482,665

The accompanying notes are an integral part of these financial statements.    11


--------------------------------------------------------------------------------


    SHARES                                                             VALUE
--------------------------------------------------------------------------------

MEDIA: 0.3% (CONTINUED)
       5,800     Grupo Televisa S.A. - ADR                          $    151,148
       4,300     Naspers Ltd - ADR                                       107,372
       7,100     Publicis Groupe                                         306,795
       5,300     Vivendi Universal S.A.                                  216,670
                                                                    ------------
                                                                       1,401,138
                                                                    ------------
METALS & MINING: 6.9%
      52,550     Allegheny Technologies, Inc.                          5,222,944
       3,003     Anglo American                                          172,199
       2,000     AngloGold Ashanti Ltd. - ADR                             78,060
      92,300     BHP Billiton Ltd. - ADR                               5,828,745
       3,800     Cia Siderurgica Nacional S.A. - ADR                     214,358
      10,500     Cia Vale Do Rio Doce                                    438,375
      14,600     Commercial Metals Co.                                   421,794
         700     Eramet                                                  192,698
      77,300     Freeport-McMoRan Copper & Gold, Inc.                  6,757,566
      10,700     Gerdau S.A.                                             257,228
       3,300     Gold Fields Ltd. - ADR                                   50,028
      54,300     Grupo Mexico S.A. de CV                                 339,738
       4,800     Harmony Gold Mining Co., Ltd. - ADR (a)                  42,960
      20,000     Industrias Penoles S.A. de CV                           267,072
       2,200     KGHM Polska Miedz GDR (a)                               174,900
     273,200     Kobe Steel Ltd. - ADR                                 4,973,060
      21,150     Rio Tinto Plc - ADR                                   5,812,020
         500     Salzgitter AG                                            98,763
       5,500     Southern Copper Corp.                                   578,875
                                                                    ------------
                                                                      31,921,383
                                                                    ------------
METALS SERVICE CENTERS & OFFICES: 1.1%
      12,110     Mitsui & Co. Ltd. - ADR                               5,081,598
                                                                    ------------

MULTILINE RETAIL: 0.1%
       7,000     JC Penney Co. Inc. (Holding Co.)                        481,320
                                                                    ------------

MULTI-UTILITIES & UNREGULATED POWER: 0.5%
      14,300     International Power Plc                                 116,627
      37,900     Sempra Energy                                         2,085,637
                                                                    ------------
                                                                       2,202,264
                                                                    ------------
OFFICE ELECTRONICS: 0.1%
      25,800     Xerox Corp. ( a )                                       441,954
                                                                    ------------

OIL & GAS: 8.6%
       6,100     Apache Corp.                                            472,018
       8,500     BP Plc                                                   95,545
      59,100     Canadian Natural Resources Ltd.                       4,037,121
       3,300     China Petroleum & Chemical Corp. - ADR                  363,495
       2,800     CNOOC Ltd. - ADR                                        344,120
      68,000     Devon Energy Corp.                                    5,121,080

12    The accompanying notes are an integral part of these financial statements.


--------------------------------------------------------------------------------


    SHARES                                                             VALUE
--------------------------------------------------------------------------------

OIL & GAS: 8.6% (CONTINUED)
      80,500     EnCana Corp.                                       $  4,709,250
       7,100     ENI SpA                                                 245,474
      71,000     EOG Resources, Inc.                                   4,782,560
       2,100     Mol Hungarian Oil Spons - ADR (a)                       252,000
     121,500     Occidental Petroleum Corp.                            6,887,835
       6,200     Petroleo Brasileiro S.A. - ADR                          383,408
       9,800     Pkn Orlen GDR (a)                                       392,000
       4,400     Sasol Ltd. - ADR                                        177,012
     161,100     Talisman Energy, Inc.                                 2,764,476
     106,808     Total S.A. - ADR                                      8,020,213
       7,000     Valero Energy Corp.                                     479,570
       5,500     XTO Energy, Inc.                                        298,980
                                                                    ------------
                                                                      39,826,157
                                                                    ------------
OIL, GAS & CONSUMABLE FUELS: 3.3%
     138,650     Anadarko Petroleum Corp.                              6,791,077
      94,500     ConocoPhillips                                        7,738,605
     477,000     Medco Energi Intl                                       198,115
       5,100     Norsk Hydro ASA                                         188,952
       6,400     OAO Gazprom Sponsored - ADR (a)                         266,200
                                                                    ------------
                                                                      15,182,949
                                                                    ------------
PETROLEUM REFINING: 1.6%
     134,300     E.ON AG - ADR                                         7,518,114
                                                                    ------------

PHARMACEUTICALS: 4.9%
      95,100     AstraZeneca Plc - ADR                                 4,678,920
      17,100     Bristol-Myers Squibb Co.                                498,465
      88,250     GlaxoSmithKline Plc - ADR                             4,608,415
      49,900     Johnson & Johnson                                     3,083,321
     259,000     King Pharmaceuticals, Inc. (a)                        3,892,770
     108,800     Merck & Co., Inc.                                     5,458,496
       1,400     Novartis AG                                              73,828
      12,600     Schering Plough Corporation                             378,252
       2,400     Stada Arzneimittel                                      153,923
       3,300     Teva Pharmaceutical Industries, Ltd. - ADR              141,900
                                                                    ------------
                                                                      22,968,290
                                                                    ------------
REAL ESTATE: 1.8%
      18,200     Alexandria Real Estate Equities, Inc.                 1,698,606
      31,900     AMB Property Corp.                                    1,753,862
      22,550     Camden Property Trust                                 1,386,600
      14,200     Essex Property Trust, Inc.                            1,672,618
      17,300     Host Marriott Corp.                                     385,617
      20,418     Public Storage, Inc.                                  1,547,276
                                                                    ------------
                                                                       8,444,579
                                                                    ------------


The accompanying notes are an integral part of these financial statements.    13


--------------------------------------------------------------------------------


    SHARES                                                             VALUE
--------------------------------------------------------------------------------

ROAD & RAIL: 1.4%
      89,900     Canadian Pacific Railway Ltd.                      $  6,336,152
       9,200     CSX Corp.                                               377,200
                                                                    ------------
                                                                       6,713,352
                                                                    ------------
SHIPBUILDING: 0.1%
       5,200     Daewoo Shipbuilding GDR (a)                             620,845
                                                                    ------------

SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT: 2.8%
      50,279     Advanced Semiconductor Engr - ADR                       251,397
     112,075     KLA-Tencor Corp.                                      6,440,950
      10,800     MEMC Electronic Materials, Inc. (a)                     663,336
      25,000     Taiwan Semiconductor Manufacturing Co., Ltd. - ADR      248,000
     151,300     Texas Instruments, Inc.                               5,180,512
                                                                    ------------
                                                                      12,784,195
                                                                    ------------
SEMICONDUCTORS AND RELATED DEVICES: 0.3%
       8,500     Hynix Semiconductor GDR (a)                             305,593
       1,750     Samsung Electronic                                      555,625
      29,342     Siliconware Precision Inds Ltd - ADR                    316,600
                                                                    ------------
                                                                       1,177,818
                                                                    ------------
SOFTWARE: 0.2%
      18,300     Citrix Systems, Inc. (a)                                665,205
       2,300     Dassault Systemes S.A.                                  135,228
       4,600     SAP AG                                                  247,708
                                                                    ------------
                                                                       1,048,141
                                                                    ------------
SPECIALTY RETAIL: 0.2%
       5,800     Advance Auto Parts                                      206,248
      11,425     Tiffany & Co.                                           586,445
                                                                    ------------
                                                                         792,693
                                                                    ------------
TEXTILE MILL PRODUCTS: 1.0%
      59,400     Toray Industries, Inc. - ADR                          4,535,131
                                                                    ------------

TEXTILES, APPAREL & LUXURY GOODS: 0.1%
       3,300     ADIDAS-SALOMON AG                                       193,978
       4,300     Luxottica Group SpA                                     146,793
                                                                    ------------
                                                                         340,771
                                                                    ------------

THRIFTS & MORTGAGE FINANCE: 0.8%
     112,000     The PMI Group Inc.                                    3,548,160
                                                                    ------------

WATER UTILITIES: 0.0%
       9,300     Kelda Group Plc                                         163,510
                                                                    ------------

14    The accompanying notes are an integral part of these financial statements.


--------------------------------------------------------------------------------


    SHARES                                                             VALUE
--------------------------------------------------------------------------------

WIRELESS TELECOMMUNICATION SERVICES: 2.2%
       4,700     America Movil SA de CV - ADR                       $    284,162
       1,400     Bouygues S.A.                                           110,252
     146,500     China Mobile Hong Kong Ltd. - ADR                     9,931,235
      39,300     Vodafone Group Plc                                      126,624
                                                                    ------------
                                                                      10,452,273
                                                                    ------------
TOTAL COMMON STOCKS
(Cost $327,988,464)                                                  461,500,641
                                                                    ------------
PREFERRED STOCKS: 0.1%
AIRLINES: 0.0%
       5,300     Tam S.A.                                                122,748
                                                                    ------------
BEVERAGES: 0.0%
       2,400     Companhia de Bebidas das
                 Americas A (MBEV), - ADR                                167,928
                                                                    ------------
COMMERCIAL BANKS - 0.1%
       4,100     Banco Itau Holding Financeira S.A.                      178,473
       1,500     Uniao de Bancos Brasileiros S.A.                        167,370
                                                                    ------------
                                                                         345,843
                                                                    ------------
HOUSEHOLD PRODUCTS: 0.0%
       2,900     Henkel KGAA                                             149,369
                                                                    ------------
MULTILINE RETAIL: 0.0%
      21,000     Lojas Americanas S.A.                                   171,254
                                                                    ------------
TOTAL PREFERRED STOCKS
(Cost $1,104,581)                                                        957,142
                                                                    ------------
SHORT TERM INVESTMENTS: 0.6%
$  2,934,675     SEI Daily Income Trust Government Fund                2,934,675
                                                                    ------------
TOTAL SHORT TERM INVESTMENTS
(Cost $2,934,675)                                                      2,934,675
                                                                    ------------

TOTAL INVESTMENTS
(Cost $332,027,720): 99.9%                                           465,392,458
OTHER ASSETS IN EXCESS OF LIABILITIES: 0.1%                              331,524
                                                                    ------------
NET ASSETS: 100.0%                                                  $465,723,982
                                                                    ============

-----------
ADR - American depositary receipt.
GDR - Global depositary receipt.
(a) Non-income producing security.

The accompanying notes are an integral part of these financial statements.    15


--------------------------------------------------------------------------------
PURISIM A TOTAL RETURN FUND
STATEMENT OF ASSETS AND LIABILITIES
AUGUST 31, 2007


ASSETS
  Investments in securities, at cost                              $ 332,027,720
                                                                  =============

  Investments in securities, at value                             $ 465,392,458
  Receivables:
    Dividends and interest                                              567,581
    Fund shares sold                                                    569,407
    From the Administrator                                                6,500
  Other assets                                                           23,184
                                                                  -------------
    Total Assets                                                    466,559,130
                                                                  -------------
LIABILITIES
  Payable for fund shares redeemed                                       28,667
  Payable to the custodian                                                3,083
  Accrued advisory fees (Note 3)                                        386,346
  Accrued distribution fees (Note 4)                                    240,841
  Accrued administration fees (Note 3)                                   26,741
  Accrued transfer agent fees                                            49,624
  Accrued tax liability (Note 2)                                          6,500
  Other accrued expenses                                                 93,346
                                                                  -------------
    Total Liabilities                                                   835,148
                                                                  -------------

NET ASSETS                                                        $ 465,723,982
                                                                  =============

Number of shares issued and outstanding
  (unlimited shares authorized, $0.01 par value)                     18,784,710
                                                                  =============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE          $       24.79
                                                                  =============
COMPONENTS OF NET ASSETS
  Paid-in capital                                                 $ 313,621,395
  Accumulated net investment loss                                    (1,276,122)
  Accumulated net realized gain on investments                       20,013,971
  Net unrealized appreciation on investments                        133,364,738
                                                                  -------------
    Net assets                                                    $ 465,723,982
                                                                  =============

16    The accompanying notes are an integral part of these financial statements.


--------------------------------------------------------------------------------

PURISIMA TOTAL RETURN FUND
STATEMENT OF OPERATIO NS
FOR THE YEAR ENDED AUGUST 31, 2007

INVESTMENT INCOME
Income
  Dividends (net of foreign taxes withheld of $784,498)              $ 7,438,507
  Interest income                                                        151,977
                                                                     -----------
    Total income                                                       7,590,484
                                                                     -----------
Expenses
  Advisory fees (Note 3)                                               4,300,185
  Distribution fees (Note 4)                                             753,306
  Administration fees (Note 3)                                           315,109
  Transfer agent fees                                                    185,098
  Fund accounting fees                                                   114,339
  Custody fees                                                            74,654
  Insurance expense                                                       89,296
  Reports to shareholders                                                 38,589
  Registration fees                                                       33,509
  Audit fees                                                              20,787
  Legal fees                                                              46,074
  Trustee fees                                                            16,368
  Interest expense                                                           870
  Miscellaneous                                                           12,377
                                                                     -----------
    Total expenses                                                     6,000,561
                                                                     -----------
Net investment income 1,589,923

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain on investments and foreign currency gains         22,935,435
  Change in net unrealized appreciation on investments                36,347,412
                                                                     -----------
    Net gain on investments                                           59,282,847
                                                                     -----------
      NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS           $60,872,770
                                                                     ===========



The accompanying notes are an integral part of these financial statements.    17


--------------------------------------------------------------------------------

PURISIM A TOTAL RETURN FUND
STATEMENT OF CHANGES IN NET ASSETS


                                                            Year Ended       Year Ended
                                                          August 31, 2007  August 31, 2006
                                                          ---------------  ---------------
INCREASE IN NET ASSETS FROM:

OPERATIONS
  Net investment income                                    $   1,589,923    $     674,614
  Net realized gain (loss) on investments                     22,935,435       11,633,430
  Change in net unrealized appreciation on investments        36,347,412       34,526,644
                                                           -------------    -------------
    Net increase in net assets resulting from operations      60,872,770       46,834,688
                                                           -------------    -------------
DISTRIBUTION TO SHAREHOLDERS
  From net investment income                                  (1,378,881)      (4,857,625)
                                                           -------------    -------------
    Total distributions to shareholders                       (1,378,881)      (4,857,625)
                                                           -------------    -------------
CAPITAL SHARE TRANSACTIONS
  Net increase (decrease) in net assets derived from
    net change in outstanding shares (a)                      18,931,734       19,897,125
                                                           -------------    -------------
    Total increase in net assets                              78,425,623       61,874,188
                                                           -------------    -------------
NET ASSETS
  Beginning of year                                          387,298,359      325,424,171
                                                           -------------    -------------
  END OF YEAR                                              $ 465,723,982    $ 387,298,359
                                                           =============    =============

Undistributed net investment income (loss)                 $  (1,276,122)   $  (2,564,100)
                                                           =============    =============


(a) A summary of capital share transactions is as follows:

                                         YEAR ENDED                       YEAR ENDED
                                       AUGUST 31, 2007                  AUGUST 31, 2006
                                   -------------------------      --------------------------
                                     SHARES          VALUE          SHARES          VALUE
                                  ----------    ------------      ----------    ------------
Shares sold                        3,607,216    $ 85,489,850       3,149,391    $ 66,243,656
Shares issued on reinvestment
  of distributions                    56,352       1,288,215         216,984       4,596,749
Shares issued from merger               --              --           325,790       6,431,095
Shares redeemed                   (2,884,946)    (67,846,331)     (2,785,212)    (57,374,375)
                                  ----------    ------------      ----------    ------------
Net increase (decrease)              778,622    $ 18,931,734         906,953    $ 19,897,125
                                  ==========    ============      ==========    ============



18    The accompanying notes are an integral part of these financial statements.


--------------------------------------------------------------------------------

PURISIMA TOTAL RETURN FUND
FINANCIAL HIGHLIGHTS
FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT EACH YEAR.

The following information should be read in conjunction with the financial statements and notes thereto appearing elsewhere in this Annual Report.

                                                              YEAR ENDED AUGUST 31,
                                           ----------------------------------------------------------
                                               2007        2006        2005        2004       2003
                                           ----------  ----------  ----------  ----------  ----------
Net asset value, beginning of year         $    21.51  $    19.03  $    16.58  $    15.31  $    14.06
                                           ----------  ----------  ----------  ----------  ----------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                          0.09        0.04        0.10        0.07        0.07
  Net realized and unrealized
   gain (loss) on investments                    3.27        2.72        2.42        1.27        1.34
                                           ----------  ----------  ----------  ----------  ----------
Total from investment operations                 3.36        2.76        2.52        1.34        1.41
                                           ----------  ----------  ----------  ----------  ----------
LESS DISTRIBUTIONS:
  From net investment income                    (0.08)      (0.28)      (0.07)      (0.07)      (0.05)
  From net realized gain                          --          --          --          --        (0.11)
                                           ----------  ----------  ----------  ----------  ----------
Total distributions                             (0.08)      (0.28)      (0.07)      (0.07)      (0.16)
                                           ----------  ----------  ----------  ----------  ----------
Net asset value, end of year               $    24.79  $    21.51  $    19.03  $    16.58  $    15.31
                                           ==========  ==========  ==========  ==========  ==========
Total return                                    15.63%      14.54%      15.20%       8.72%      10.22%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (millions)       $   465.7   $   387.3   $   325.4   $   298.6   $   244.1
RATIO OF EXPENSES TO AVERAGE NET ASSETS:
  Before fees waived and expenses
    absorbed or recouped                         1.39%       1.49%       1.46%       1.49%       1.56%
  After fees waived and expenses
    absorbed or recouped                         1.39%       1.49%       1.49%       1.50%       1.50%
Ratio of net investment income
  to average net assets #                        0.37%       0.21%       0.52%       0.42%       0.55%
Portfolio turnover rate                         16.38%      43.47%      16.68%      19.50%      12.57%


-----------
# Net of fees waived.


The accompanying notes are an integral part of these financial statements.    19

--------------------------------------------------------------------------------

PURISIM A TOTAL RETURN FUND
NOTES TO FINANCIAL STATEMENTS
AUGUST 31, 2007

NOTE 1 -- ORGANIZATION

The Purisima Funds (the "Trust") was organized as a Delaware business trust on June 27, 1996 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management investment company issuing its shares in series. Each series represents a distinct portfolio with its own investment objectives and policies. The accompanying financial statements include the Total Return Fund (the "Fund"), which commenced operations on October 28, 1996, one of the two portfolios comprising the Trust. Fisher Asset Management, LLC (doing business as Fisher Investments) (the "Adviser") serves as the investment adviser to the Funds.

The investment objective of the Total Return Fund is as follows:

The Fund seeks a high total return. The Fund seeks to achieve its objective by investing in a portfolio allocated between domestic and foreign common stocks, fixed-income securities, money market instruments and other equity-type securities. The Fund's investments in different types of securities may vary significantly.

NOTE 2-- SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America.

     A. Security Valuation. Investments in securities traded on a national securities exchange are valued at the last sales price on the business day as of which such value is being determined. If on a particular day, an exchange-listed security does not trade, then the mean between the bid and asked prices will be used. Foreign exchange traded equity securities are valued based upon the price on the exchange or market on which they trade as of the close of business of such market or exchange immediately preceding the time the Fund's net asset value is determined. Investments in securities traded on the NASDAQ Global Market, the NASDAQ Global Select Market and the NASDAQ Capital Market will be valued at the NASDAQ Official Closing Price ("NOCP"), which may not necessarily represent the last sale price. Securities traded on an exchange or NASDAQ for which there have been no sales and other over-the-counter securities are valued at the closing price. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees or their designee, taking into consideration: (I) fundamental analytical data relating to the investment; (II) the nature and duration of restrictions on disposition of the securities; and (III) an evaluation of the forces which influence the market in which these securities are purchased and sold. Debt securities with remaining maturities of 60 days or less are valued at amortized cost which, when combined with accrued interest, approximates market value.

--------------------------------------------------------------------------------

     B. FOREIGN CURRENCY TRANSLATION. The Fund's records are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

          The Fund does not isolate that portion of their net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices. Such fluctuations are included with net realized and unrealized gain or loss from investments and foreign currency.

          Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

     C. Federal Income and Excise Taxes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required. During the fiscal year ended August 31, 2007, the Fund incurred a tax liability of $6,500. The Administrator has agreed to reimburse the Fund for this tax liability. Accordingly, there is no impact to the Fund or its shareholders.

          The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable based upon its current interpretations of the tax rules and regulation that exist in the markets in which it invests.

          As of August 31, 2007, the Total Return Fund used its capital loss carryforward of $1,540,425 to offset capital gains.

     D. SECURITY TRANSACTIONS, INVESTMENT INCOME AND DISTRIBUTIONS. Security transactions are accounted for on trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date and interest income is recognized on the accrual basis. Realized gains and losses are evaluated on the bases of identified costs.

     E. USE OF ESTIMATES. The presentation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

--------------------------------------------------------------------------------

     F. Concentration of Risk. Investments in securities of non-U.S. issues in certain countries involve special investment risks. These risks may include but are not limited to, investment restrictions, adverse political, social and economic developments, government involvement in the private sector, limited and less reliable investor information, lack of liquidity, certain local tax law considerations, and limited regulation of the securities markets.

     G. Securities Sold Short. To the extent the Fund engages in selling securities short, it is obligated to replace a security borrowed by purchasing the same security at the current market value. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates.

          The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must also maintain a deposit with the broker consisting of cash having a value equal to a specified percentage of the value of the securities sold short.

     H. Reclassification of Capital Accounts. Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent difference be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended August 31, 2007, the Total Return Fund decreased accumulated net investment loss by $1,076,936, and decreased accumulated net realized gain on investments by $1,076,936.

     I. Indemnification Obligations. Under the Fund's organizational documents, its current and former officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred or that would be covered by other parties.

     J. Line of Credit. The Fund has a Loan Agreement with U.S. Bank N.A. Under the terms of the Loan Agreement, the Fund's borrowings cannot exceed the lesser of $8,000,000 or 33 1/3% of the net assets of the Fund. The interest rate paid on the Loan equals the prime rate per annum, payable monthly.

          Borrowing activity under the Loan Agreement for the year ended August 31, 2007, was as follows:

      MAXIMUM                          AMOUNT            AVERAGE      AVERAGE
      AMOUNT         INTEREST      OUTSTANDING AT        AMOUNT       INTEREST
   OUTSTANDING       EXPENSE       AUGUST 31, 2007     OUTSTANDING      RATE
   -----------       -------       ---------------     -----------      ----
    $ 857,000        $ 870             $ 0              $ 11,066       8.250%

--------------------------------------------------------------------------------

NOTE 3 -- COMMITMENTS, OTHER RELATED PARTY TRANSACTIONS AND
          OTHER SERVICE PROVIDERS

The Fund has an Investment Management Agreement with the Adviser to provide investment advisory services to the Fund. The Adviser furnishes all investment advice, office space, facilities, and most of the personnel needed by the Fund. As compensation for its services, the Adviser is entitled to a monthly fee at the annual rate of 1.00% of the Fund's average daily net assets.

The Fund is responsible for its own operating expenses. The Adviser has agreed to limit the Fund's total expenses (exclusive of brokerage, interest, taxes, dividends on securities sold short and extraordinary expenses) to not more than 1.50% of the average daily net assets.

Any fee withheld or voluntarily reduced and/or any Fund expense absorbed by the Adviser pursuant to an agreed upon expense cap shall be reimbursed by the Fund to the Adviser, if so requested by the Adviser, anytime before the end of the third fiscal year following the year to which the fee reduction, waiver, or expense absorption relates, provided the aggregate amount of the Fund's current operating expenses for such fiscal year does not exceed the applicable limitation on Fund expenses. Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated. The Fund must pay its current ordinary operating expenses before the Adviser is entitled to any reimbursement of fees and/or expenses. For the year ended August 31, 2007, the Adviser had previously recouped all fees previously waived and expenses absorbed from the Total Return Fund.

U.S. Bank, N.A. serves as the Fund's Custodian. U.S. Bancorp Fund Services, LLC ("USBFS"), an affiliate of U.S. Bank, N.A., serves as the Administrator, Fund Accountant and Transfer Agent. Certain officers of the Trust, including the Trust's Treasurer, are employees of the Administrator. In its capacity as the Fund's Administrator, USBFS provides general fund management including corporate secretarial services, coordinates the preparation of materials for the Board of Trustees, assists with the annual audit of the Fund's financial statements, monitors the Fund's compliance with federal and state regulations as well as investment restrictions, coordinates the payment of Fund expenses and monitors expense accruals, prepares financial statements and non-investment related statistical data and makes required tax reporting calculations. During the year ended August 31, 2007, Purisima Total Return Fund paid USBFS $315,109 for services rendered in its capacity as the Trust's Administrator.

Quasar Distributors, LLC, an affiliate of U.S. Bank, N.A., and USBFS serves as principal underwriter of the Fund and acts as the Fund's distributor in a continuous public offering of the Fund's shares.

NOTE 4 -- SERVICE AND DISTRIBUTION PLAN

The Trust has adopted a Service and Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Total Return Fund is authorized to pay expenses incurred for the purpose of financing activities, including the employment of other dealers, intended to result in the sale of shares of the Fund. The fee accrues at an annual rate not to exceed 0.25% of the Fund's average daily net assets. For the year ended August 31, 2007, the Fund incurred $753,306 in distribution fees. Quasar Distributors, LLC, an affiliate of the Administrator, serves as distributor of the Fund pursuant to a Distribution Agreement with the Trust.

--------------------------------------------------------------------------------

NOTE 5 -- INVESTMENT TRANSACTIONS

The cost of purchases and the proceeds from sales of securities, excluding U.S. Government securities and short-term investments, for the year ended August 31, 2007 were as follows:

                  FUND                PURCHASES             SALES
                  ----                ---------             -----
           Total Return Fund         $88,710,343          $69,895,842

NOTE 6 -- FEDERAL INCOME TAX MATTERS

The difference between the book and tax basis components of the distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. These differences are primarily attributable to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on passive foreign investment companies and return of capital distributions and income adjustments recognized for tax purposes on real estate investment trusts. Short-term gains distributions reported in the Statements of Changes of Net Assets, if any, are reported as ordinary income for federal tax purposes.

As of August 31, 2007, the components of distributable earnings on a tax basis were as follows:

                                                       TOTAL RETURN
                                                       ------------
Cost of investments for tax purposes                   $ 334,292,686
                                                       =============
Gross tax unrealized appreciation                      $ 143,653,280
Gross tax unrealized depreciation                      $ (12,553,508)
                                                       -------------
Net tax unrealized appreciation                        $ 131,099,772
                                                       -------------
Undistributed ordinary income                          $     767,824
Undistributed Long Term Capital Gains                  $  20,235,777
                                                       -------------
Total distributable earnings                           $  21,003,601
                                                       -------------
Other accumulated earnings                             $        (786)
                                                       -------------
Total accumulated earnings                             $ 152,102,587
                                                       =============

The tax composition of dividends are as follows:

                                                                   LONG TERM
                                  ORDINARY        LONG TERM      CAPITAL GAINS
                                   INCOME       CAPITAL GAINS      PER SHARE
                                   ------       -------------      ---------
Total Return Fund
8/31/2007                       $ 1,378,881           --              --
8/31/2006                       $ 4,857,625           --              --

--------------------------------------------------------------------------------

NOTE 7 -- RECENT ACCOUNTING PRONOUNCEMENTS

In September, 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards ("SFAS") No. 157, "Fair Value Measurements", which will expand the disclosure requirements for fair value measurements. The new standard defines fair value as the price that would be received upon the sale of an asset or transfer of a liability in an orderly transaction between market participants. As a basis for considering market participant assumptions in fair value measurements, this Statement also establishes a fair value hierarchy that distinguishes between (1) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) the reporting entity's own assumptions about marketing participant assumptions developed based on the best information available in the circumstances (unobservable inputs). SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and earlier adoption is permitted. (Management is currently evaluating the impact of adoption of SFAS No. 157 on its financial statements.)

Effective June 29, 2007, the Company adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 (FIN 48), Accounting for Uncertainty in Income Taxes, a clarification of FASB Statement No. 109, Accounting for Income Taxes. FIN 48 establishes financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The adoption of FIN 48 had no impact on the Company's net assets or results of operations.

--------------------------------------------------------------------------------

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
To the Shareholders and Board of Trustees
The Purisima Funds
Woodside, California

We have audited the accompanying statement of assets and liabilities, including the schedule of investments of the Purisima Total Return Fund, a series of The Purisima Funds (the "Trust"), as of August 31, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2007, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly in all material respects, the financial position of the Purisima Total Return Fund as of August 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                        TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
September 16, 2005

--------------------------------------------------------------------------------

PURISIMA TOTAL RETURN FUND
OTHER INFORMATION

PROXY VOTING PROCEDURES (UNAUDITED)

The Adviser votes proxies relating to portfolio securities in accordance with procedures that have been approved by the Trust's Board of Trustees. You may obtain a description of these procedures, free of charge, by calling toll-free 1-800-841-0199. This information is also available through the Securities and Exchange Commission's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to the portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling toll-free 1-800-841-0199. This information is also available through the Securities and Exchange Commission's website at www.sec.gov.
           -----------

FORM N-Q DISCLOSURE (UNAUDITED)

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge, upon request, by calling 1-800-841-0199. Furthermore, you can obtain the Form N-Q on the SEC's website at www.sec.gov.
                                            -----------

TAX NOTICE (UNAUDITED)

For the fiscal year ended August 31, 2007, certain dividends paid by the Fund may be subject to a minimum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates 100% of dividends declared from ordinary income as qualified dividend income.

The percentage of dividend income distributed for the year ended August 31, 2007 designated as qualified dividends received deduction available to corporate shareholders is 63.6% for the Total Return Fund.

For the year ended August 31, 2007, the Total Return Fund earned foreign source income and paid foreign taxes, which they intend to pass through to their shareholders pursuant to Section 853 of the Internal Revenue Code as follows:

                            GROSS DIVIDENDS        TAXES WITHHELD
                            ---------------        --------------
Brazil                          99,892.72             12,262.75
Canada                         148,478.47             22,277.55
Chile                              580.44                224.55
France                         618,421.98            143,222.30
Germany                        705,205.81            116,963.34
Italy                          410,717.57            110,893.74
Israel                             305.15                 48.82
Japan                          868,792.13            122,024.60
Netherlands                    234,608.74             35,997.02
Philippines                     12,751.45              1,999.71
Spain                          310,720.52             54,110.26
South Korea                     94,713.52             16,133.08
Switzerland                    577,752.07            116,609.94
Taiwan                          24,434.23              6,982.85

--------------------------------------------------------------------------------

PURISIMA TOTAL RETURN FUND
TRUSTEES AND OFFICER INFORMATION (UNAUDITED)

The Board of Trustees is responsible for the overall management of the Trust's business. The Board of Trustees approves all significant agreements between the Trust and persons or companies furnishing services to it, including all agreements with the Adviser, Administrator, Custodian and Transfer Agent. The Board of Trustees delegates the day-to-day operations of the Trust to its Officers, subject to the Fund's investment objective and policies and to general supervision by the Board of Trustees. The Statement of Additional Information includes additional information about the Trust's Trustees and is available, without charge, by calling 1-800-841-0199.

The Trustees and Officers of the Trust, their business addresses and principal occupations during the past five years are:

Name, Address,                          Position(s) Held
Date of Birth                              with Trust           Year Elected(1)
--------------------------------------------------------------------------------
Kenneth L. Fisher* (born 1950)        President and Trustee           1996
13100 Skyline Blvd.
Woodside, CA 94062



--------------------------------------------------------------------------------
Pierson E. Clair III (born 1948)      Trustee                         1996
13100 Skyline Blvd.
Woodside, CA 94062



--------------------------------------------------------------------------------
Scott LeFevre (born 1957)             Trustee                         2001
13100 Skyline Blvd.
Woodside, CA 94062
--------------------------------------------------------------------------------
Alfred D. McKelvy, Jr. (born 1949)    Trustee                         2003
13100 Skyline Blvd.
Woodside, CA 94062
--------------------------------------------------------------------------------
Bryan F. Morse (born 1952)            Trustee                         1996
13100 Skyline Blvd.
Woodside, CA 94062
--------------------------------------------------------------------------------
Grover T. Wickersham (born 1949)      Trustee                         1996
13100 Skyline Blvd.
Woodside, CA 94062


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------















                                                     Number of
                                                   Portfolios in
                                                    Fund Complex       Other
Principal Occupation(s)                              Overseen by   Directorships
During Past Five Years                                 Director        Held
--------------------------------------------------------------------------------
Chief Executive Officer and majority shareholder of        2            None
Fisher Investment, Inc., the sole shareholder of the
Adviser, and has served in such capacities since the
incorporation of the Adviser in 1986. Prior thereto,
he was the founder of Fisher Investments, a sole
proprietorship which commenced operations in 1979.
--------------------------------------------------------------------------------
President and Chief Executive Officer of                   2          Signature
Brown & Haley since 1998 (fine confectioners);                       Foods, Inc.
Vice President of Blummer Chocolate Company
from 1980 to 1997, where he had been
employed since 1970.
--------------------------------------------------------------------------------
Sole proprietor of LeFevre Capital                         2            None
Management, a registered investment adviser.
--------------------------------------------------------------------------------
Executive Director of the law firm of                      2       Diablo Valley
Berding & Weil, LLP since 1990.                                      Bank; East
                                                                      Bay BOMA.
--------------------------------------------------------------------------------
Sole proprietor of Bryan F. Morse, RIA,                    2            None
a registered investment adviser since 1990.
--------------------------------------------------------------------------------
Attorney in private practice in Palo Alto,                 2            None
California. Prior to entering private practice in
June of 1981, served as a Branch Chief of the
Los Angeles Regional Office of the U.S. Securities
and Exchange Commission.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------



                                    Position(s) Held
Name, Address, Age                     with Trust               Year Elected(1)
--------------------------------------------------------------------------------
Tom Fishel (born 1960)                   Chief                        2005
13100 Skyline Blvd.                    Compliance
Woodside, CA 94062                       Officer
--------------------------------------------------------------------------------
Keith Shintani (born 1963)            Secretary and                   2006
2020 East Financial Way                 Assistant
Glendora, CA 91741                      Treasurer
--------------------------------------------------------------------------------
Michael Ricks (born 1977)               Treasurer                     2006
2020 East Financial Way
Glendora, CA 91741
--------------------------------------------------------------------------------

-------------
(1) Trustees and officers of the Funds serve until their resignation, removal or retirement.
*   "Interested person" of the Trust, as defined in the 1940 Act.

--------------------------------------------------------------------------------

                                                  Number of
                                                Portfolios in
                                                 Fund Complex         Other
Principal Occupation(s)                           Overseen by      Directorships
During Past Five Years                              Director           Held
--------------------------------------------------------------------------------
Vice President and Chief Compliance Officer of         N/A             None
the Adviser. Vice President of Charles Schwab & Co.,
Inc. from 1995 to 2004, where he had been
employed since 1983.
--------------------------------------------------------------------------------
Vice President of U.S. Bancorp Fund                    N/A             None
Services, LLC and its predecessor, Investment
Company Administration, LLC since 1998.
--------------------------------------------------------------------------------
Assistant Vice President of U.S. Bancorp Fund          N/A             None
Services, LLC since 2001.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

PRIVACY NOTICE

FISHER ASSET MANAGEMENT, LLC (doing business as Fisher Investments) and
THE PURISIMA FUNDS collect non-public information about you from the following sources:

     o    Information we receive about you on applications or other forms;

     o    Information you give us orally; and

     o    Information about your transactions with us or others.

We are committed to protecting your privacy and your non-public personal information. We do not sell or market your non-public personal information to unaffiliated organizations. We maintain physical, electronic and procedural safeguards to guard your non-public personal information. We hold our employees to strict standards of conduct regarding confidentiality, and employees who violate our Privacy Policy are subject to disciplinary process. We restrict access to your information to those employees who need to know that information to carry out their duties.

We do not disclose any non-public personal information about our clients or former clients without the client's authorization, except as permitted by law. We may disclose the non-public information we collect to employees and affiliates, and unaffiliated third parties as permitted by law. Third parties may include law enforcement agencies, government and regulatory authorities, and professionals such as our legal counsel and auditors, and we may disclose information for reasons such as audit purposes, prevention of fraud or money laundering, protection of confidentiality, compliance with laws, and to provide agreed upon products and services to you. Third parties may also include service providers performing financial services for us (such as brokers and custodians) and service providers performing non-financial services for us (such as third parties performing computer related or data maintenance, marketing or other services for us or to assist us in offering our products and services to you). It is our policy to require all third party service providers that will receive information to sign strict confidentiality agreements agreeing to safeguard such information and use it only for the purpose it was provided.

                     This page is intentionally left blank.

The Purisima Funds

Annual Report
August 31, 2007
The Purisima All-Purpose Fund

A LETTER OF OUR SHAREHOLDERS

Welcome to the annual report for the Purisima All-Purpose Fund for the period ended August 31, 2007. The Fund commenced on November 1, 2005. It seeks high total return while also seeking to provide protection against declines in value of the US and foreign equity markets. During the period, this fund was primarily invested in US government securities.

Thank you for your continued interest and support.

Sincerely,

/s/ KENNETH L. FISHER
---------------------
Kenneth L. Fisher
Chairman and Chief Investment Officer
Fisher Investments

OPINIONS EXPRESSED ABOVE ARE THOSE OF KENNETH L. FISHER AND ARE SUBJECT TO CHANGE, ARE NOT GUARANTEED AND SHOULD NOT BE CONSIDERED RECOMMENDATIONS TO BUY OR SELL ANY SECURITY.

FUND HOLDINGS AND SECTOR ALLOCATIONS ARE SUBJECT TO CHANGE AND ARE NOT RECOMMENDED TO BUY OR SELL ANY SECURITY.

MUTUAL FUND INVESTING INVOLVES RISK OF LOSS. PRINCIPAL LOSS IS POSSIBLE. THE FUND MAY USE SHORT SALES OF SECURITIES, WHICH INVOLVE THE RISK THAT LOSSES MAY EXCEED THE ORIGINAL AMOUNT IN VESTED. FOREIGN IN VESTING INVOLVES SPECIAL RISKS, INCLUDING A GREATER VOLATILITY AND POLITICAL, ECONOMIC AND CURRENCY RISKS AND DIFFERENCES IN ACCOUNTING METHODS. SMALL-AND MEDIUM-CAPITALIZATION COMPANIES TEND TO HAVE LIMITED LIQUIDITY AND GREATER PRICE VOLATILITY THAN LARGE CAPITALIZATION COMPANIES. GROWTH STOCKS TYPICALLY ARE MORE VOLATILE THAN VALUE STOCKS; HOWEVER, VALUE STOCKS HAVE A LOWER EXPECTED GROWTH RATE IN EARNINGS AND SALES. INVESTMENTS IN DEBT SECURITIES TYPICALLY DECREASE IN VALUE WHEN INTEREST RATES RISE. THIS RISK IS GREATER FOR LONGER-TERM DEBT SECURITIES.

THE FUND IS NON-DIVERSIFIED, MEANING IT MAY CONCENTRATE ITS ASSETS IN FEWER INDIVIDUAL HOLDINGS THAN A DIVERSIFIED FUND. THEREFORE, THE FUND IS MORE EXPOSED TO INDIVIDUAL STOCK VOLATILITY THAN A DIVERSIFIED FUND. AN INVESTMENT IN THE FUND IS NOT SUITABLE FOR ALL INVESTORS.

THIS MATERIAL MUST BE PRECEDED OR ACCOMPANIED BY A PROSPECTUS.

FISHER INVESTMENTS IS THE ADVISER TO THE PURISIMA FUNDS.
THE PURISIMA FUNDS ARE DISTRIBUTED BY QUASAR DISTRIBUTORS, LLC
09/07

PERFORMANCE SUMMARY
FOR YEAR ENDED AUGUST 31, 2007

PURISIMA ALL-PURPOSE FUND
GROWTH OF $10,000.
PURISIMA ALL-PURPOSE FUND CUMULATIVE TOTAL RETURN VERSES MERRILL LYNCH U.S. TREASURY BILLS 0-3 MONTHS INDEX $10,000 INVESTED FROM FUND INCEPTION ON 11/01/05 TO 8/31/07 *


GRAPH OMITTED


                        PURISIMA                      MERRILL LYNCH
                       ALL-PURPOSE                  U.S. TREASURY BILLS
        DATE              FUND
     ------------------------------------------------------------------
      11/1/2005           10,000                        10,000
     11/30/2005           10,020                        10,030
     12/31/2005           10,049                        10,061
      1/31/2006           10,100                        10,094
      2/28/2006           10,160                        10,127
      3/31/2006           10,220                        10,165
      4/30/2006           10,281                        10,201
      5/31/2006           10,351                        10,243
      6/30/2006           10,421                        10,284
      7/31/2006           10,492                        10,327
      8/31/2006           10,562                        10,370
      9/30/2006           10,623                        10,414
     10/31/2006           10,683                        10,455
     11/30/2006           10,743                        10,499
     12/31/2006           10,800                        10,545
      1/31/2007           10,865                        10,589
      2/28/2007           10,908                        10,629
      3/31/2007           10,973                        10,675
      4/30/2007           11,027                        10,721
      5/31/2007           11,103                        10,767
      6/30/2007           11,168                        10,808
      7/31/2007           11,232                        10,851
      8/31/2007           11,330                        10,904



Purisima All-Purpose Fund                            Merrill Lynch U.S. Treasury
                                                     Bills 0-3 Months Index

ONE-YEAR                                             ONE-YEAR
  Average Annual Total Return(2)**     7.27%           Average Annual Total Return(2)**     5.15%
SINCE INCEPTION (11/01/2005)                         SINCE FUND INCEPTION (11/01/2005)
  Cumulative Total Return(1)**        13.30%           Cumulative Total Return(1)**         9.05%
  Average Annual Total Return(2)**     7.06%           Average Annual Total Return(2)**     4.85%


PLEASE NOTE PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. SHARE PRICE AND RETURN WILL FLUCTUATE, AND INVESTORS MAY EXPERIENCE A GAIN OR LOSS WHEN THEY SELL THEIR SHARES. TO OBTAIN A PROSPECTUS ON THE PURISIMA FUNDS PLEASE CALL 1-800-841-0199. THE PROSPECTUS CONTAINS MORE INFORMATION, INCLUDING THE POLITICAL, ECONOMIC, CURRENCY RISKS AND POTENTIAL VOLATILITY OF FOREIGN INVESTING. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.
1. Cumulative total return measures the change in value of an investment over the periods indicated and reflects all fund fees and expenses.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and reflects all fund fees and expenses. Average annual total return and cumulative total return for the one-year period would be identical.
* The Merrill Lynch US Treasury Bills 0-3 Months Index is an unmanaged index of Treasury securities that assumes reinvestment of all income.
** The total returns shown do not reflect the deduction of taxes a shareholder would pay on fund distributions or redemption of fund shares. The total return reflects the rate an investment would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions.

                              SECTOR BREAKDOWN(1)
                                  (Unaudited)

PURISIMA ALL-PURPOSE FUND

--------------------------------------------------------------------------------
U.S. Treasury Obligations                                           97.3%
Mutual Funds                                                         2.7%
--------------------------------------------------------------------------------
Total                                                              100.0%

(1)Percentage of Total Investments as of August 31, 2007.

IMPORTANT INFORMATION

The following disclosure provides important information regarding the Fund's Expense Example. Please refer to this information when reviewing the Expense Example for the Fund.

EXPENSE EXAMPLE (UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs; and (2) ongoing costs, i n cluding management fees; and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period indicated and held for the entire period from March 1, 2007 to August 31, 2007 for the Purisima All-Purpose Fund.

ACTUAL EXPENSES

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in these columns together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Fund's actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), or redemption fees. Therefore, the n i formation under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

EXPENSE EXAMPLE (UNAUDITED)

                                                                HYPOTHETICAL
                                                                 PERFORMANCE
PURISIMA ALL-PURPOSE FUND                     ACUTAL             (5% RETURN
(Inception date: 11/01/2005)                PERFORMANCE        BEFORE EXPENSES)
--------------------------------------------------------------------------------
Beginning Account Value (03/01/07)         $   1,000.00          $   1,000.00

Ending Account Value (08/31/07)            $   1,038.70          $   1,017.64

Expenses Paid During Period(1)             $       7.71          $       7.63
--------------------------------------------------------------------------------









(1) Expenses are equal to the Fund's expense ratio for the four month period of 1.50% for the Purisima All-Purpose Fund multiplied by the average account value over the period, multiplied by 184/365 (to reflect the four month period).


PURISIMA ALL-PURPOSE FUND
SCHEDULE OF INVESTMENTS
AUGUST 31, 2007

PRINCIPAL
AMOUNT                                                                 VALUE
--------------------------------------------------------------------------------

U.S. TREASURY OBLIGATIONS: 139.9%

U.S. TREASURY BILL: 139.9%
40,000         4.810%, 11/23/2007                                     $  39,655
                                                                      ---------

TOTAL U.S. TREASURY OBLIGATIONS (COST $39,559)                           39,655
                                                                      ---------

SHARES
------

MUTUAL FUNDS - 3.9%

1,102          SEI Daily Income Trust Government Fund                     1,102
                                                                      ---------

TOTAL MUTUAL FUNDS (COST $1,102)                                          1,102
                                                                      ---------


TOTAL INVESTMENTS (COST $40,661): 143.8%                              $  40,757
LIABILITIES IN EXCESS OF OTHER ASSETS: (43.8)%                          (12,420)
                                                                      ---------
TOTAL NET ASSETS: 100.0%                                              $  28,337
                                                                      =========


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                       PURISIMA ALL-PURPOSE FUND


STATEMENT OF ASSETS AND LIABILITIES AT AUGUST 31, 2007
--------------------------------------------------------------------------------

                                                                     ALL-PURPOSE
                                                                         FUND
                                                                     -----------
ASSETS
  Investments in securities, at cost                                   $ 40,661
                                                                     ==========

  Investments in securities, at value                                  $ 40,757
  Receivables:
    Dividends and interest                                                   34
  Due from Adviser (Note 3)                                              12,042
  Other Assets                                                            4,561
                                                                     ----------
    Total Assets                                                         57,394
                                                                     ----------

LIABILITIES
  Accrued administration fees (Note 3)                                    2,711
  Accrued transfer agent fees                                             3,832
  Accrued audit fees                                                     12,997
  Accrued fund accounting fees                                            7,726
  Accrued reports to shareholders                                           502
  Other accrued expenses                                                  1,289
                                                                     ----------
    Total Liabilities                                                    29,057
                                                                     ----------

NET ASSETS                                                             $ 28,337
                                                                     ==========

Number of shares issued and outstanding
  (unlimited shares authorized, $0.01 par value)                          2,705
                                                                     ==========

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE
  PER SHARE                                                            $  10.47
                                                                     ==========

COMPONENTS OF NET ASSETS
  Paid-in capital                                                      $ 27,047
  Accumulated net investment income                                       1,195
  Accumulated net realized loss on investments                               (1)
  Net unrealized appreciation on investments                                 96
                                                                     ----------
    Net assets                                                         $ 28,337
                                                                     ==========




THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                             PURISIMA ALL-PURPOSE FUND


STATEMENT OF OPERATIONS
FOR THE YEAR ENDED AUGUST 31, 2007
--------------------------------------------------------------------------------

                                                                     ALL-PURPOSE
                                                                         FUND
                                                                     -----------
INVESTMENT INCOME
  Income
    Interest                                                            $  2,229
                                                                     -----------
      Total income                                                         2,229
                                                                     -----------

Expenses
  Advisory fees                                                              273
  Administration fees                                                     39,613
  Transfer agent fees                                                     15,077
  Fund accounting fees                                                    30,294
  Custody fees                                                             3,088
  Reports to shareholders                                                  2,882
  Registration fees                                                       21,416
  Audit fees                                                              19,699
  Legal fees                                                                 955
  Trustee fees                                                            15,218
  Miscellaneous                                                              468
                                                                     -----------
    Total expenses                                                       148,983
    Less: Reimbursement by Adviser (Note 3)                              148,574
                                                                     -----------
    Net expenses                                                             409
                                                                     -----------

      NET INVESTMENT INCOME                                                1,820
                                                                     -----------

REALIZED AND UNREALIZED GAIN
  ON INVESTMENTS
  Net realized gain on investments                                             5
  Change in net unrealized appreciation on investments                        96
                                                                     -----------
    Net gain on investments                                                  101
                                                                     -----------

      NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS              $  1,921
                                                                     ===========





THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


                                        PURISIMA ALL-PURPOSE FUND

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                            FOR THE PERIOD
                                                           YEAR ENDED    NOVEMBER 1, 2005^ THRU
DECREASE IN NET ASSETS FROM:                             AUGUST 31, 2007   AUGUST 31, 2006
                                                         --------------- ----------------------
OPERATIONS
  Net investment income                                    $  1,820          $  1,422
  Net realized gain/loss on investments                           5                (6)
  Change in net unrealized appreciation on investments           96              --
                                                         --------------- ----------------------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS      1,921             1,416
                                                         --------------- ----------------------

DISTRIBUTION TO SHAREHOLDERS
  From net investment income                                 (1,899)             (148)
                                                         --------------- ----------------------
    TOTAL DISTRIBUTIONS TO SHAREHOLDERS                      (1,899)             (148)
                                                         --------------- ----------------------

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from net change
  in outstanding shares (a)                                   1,899            25,148
                                                         --------------- ----------------------

    TOTAL INCREASE IN NET ASSETS                              1,921            26,416
                                                         --------------- ----------------------

NET ASSETS
  Beginning of period                                        26,416              --
                                                         --------------- ----------------------
  END OF PERIOD                                            $ 28,337          $ 26,416
                                                         =============== ======================

  Undistributed net investment income                      $  1,195          $  1,274
                                                         =============== ======================

(a) A summary of capital share transactions is as follows:

                                                        YEAR ENDED           NOVEMBER 1, 2005^
                                                     AUGUST 31, 2007       THRU AUGUST 31, 2006
                                                    ------------------     ---------------------
                                                     SHARES    VALUE         SHARES      VALUE
                                                    --------  --------     ----------  ---------
Shares sold                                           --      $    --        2,500      $25,000
Shares issued on reinvestment of distributions       190        1,899           15          148
Shares redeemed                                       --           --           --           --
                                                    --------  --------     ----------  ---------
Net increase                                         190      $ 1,899        2,515      $25,148
                                                    ========  ========     ==========  =========

^ Commencement of Operations.




THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.


PURISIMA ALL-PURPOSE FUND

FINANCIAL HIGHLIGHTS FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT EACH PERIOD.
--------------------------------------------------------------------------------


THE FOLLOWING INFORMATION SHOULD BE READ IN CONJUNCTION WITH THE FINANCIAL
STATEMENTS AND NOTES THERETO APPEARING ELSEWHERE IN THIS ANNUAL REPORT.




                                                FOR THE YEAR ENDED  NOVEMBER 1, 2005^ THRU
                                                  AUGUST 31, 2007       AUGUST 31, 2006
                                                ------------------  ----------------------

Net asset value, beginning of period              $    10.50              $    10.00
                                                ------------------  ----------------------

INCOME FROM INVESTMENT OPERATIONS:
  Net investment income                                 0.69                    0.56
  Net realized and unrealized gain
    (loss) on investments                               0.04                    0.00
                                                ------------------  ----------------------
Total from investment operations                        0.73                    0.56
                                                ------------------  ----------------------

LESS DISTRIBUTIONS:
  From net investment income                           (0.76)                  (0.06)
                                                ------------------  ----------------------
Total distributions                                    (0.76)                  (0.06)
                                                ------------------  ----------------------

Net asset value, end of period                    $    10.47              $    10.50
                                                ==================  ======================

Total return                                            7.27%                   5.62%**

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (thousands)           $     28.3               $    26.4

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
  Before fees waived                                  545.57%                 620.25%*
  After fees waived                                     1.50%                   1.50%*

RATIO OF NET INVESTMENT INCOME
  TO AVERAGE NET ASSETS #                               6.66%                   6.71%*

Portfolio turnover rate                                 0.00%                   0.00%**

* Annualized.
** Not annualized.
# Net of fees waived.
^ Commencement of operations.


THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

                            PURISIMA ALL-PURPOSE FUND


NOTES TO FINANCIAL STATEMENTS
AUGUST 31, 2007

NOTE 1 - ORGANIZATION

The Purisima Funds (the "Trust") was organized as a Delaware business trust on June 27, 1996 and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company issuing its shares in series. Each series represents a distinct portfolio with its own investment objectives and policies. The accompanying financial statements include the Purisima All-Purpose Fund (the "Fund"), a non-diversified fund which commenced operations on November 1, 2005. The Fund is one of the two portfolios comprising the Trust. Fisher Asset Management, LLC (doing business as Fisher Investments) (the "Adviser") serves as the investment adviser to the Fund.

The investment objective of the Purisima All-Purpose Fund is as follows:

The Fund seeks to provide protection against declines in the value of the U.S. and foreign equity markets. It invests in derivative securities, money market instruments and other securities, including U.S. and foreign common stocks, and fixed income securities.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America.

     A. SECURITY VALUATION. Investments in securities traded on a national securities exchange are valued at the last sales price on the business day as of which such value is being determined. If on a particular day, an exchange-listed security does not trade, then the mean between the bid and asked prices will be used. Foreign exchange traded equity securities are valued based upon the price on the exchange or market on which they trade as of the close of business of such market or exchange immediately preceding the time the Fund's net asset value is determined. Investments in securities traded on the NASDAQ Global Market, the NASDAQ Global Select Market and the NASDAQ Capital Market will be valued at the NASDAQ Official Closing Price ("NOCP"), which may not necessarily represent the last sale price. Securities traded on an exchange or NASDAQ for which there have been no sales and other over-the-counter securities are valued at the closing price. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees or their designee, taking into consideration: (I) fundamental analytical data relating to the investment; (II) the nature and duration of restrictions on disposition of the securities; and (III) an evaluation of the forces which i n fluence the market in which these securities are purchased and sold. Debt securities with remaining maturities of 60 days or less are valued at amortized cost which, when combined with accrued interest, approximates market value.

                            PURISIMA ALL-PURPOSE FUND


     B. FOREIGN CURRENCY TRANSLATION. The Fund's records are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at h t e end of the reporting period. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

          The Fund does not isolate that portion of their net realized and unrealized gains and losses on nv i estments resulting from changes in foreign exchange rates from the impact arising from changes in market prices. Such fluctuations are included with net realized and unrealized gain or loss from investments and foreign currency.

          Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and o f reign withholding taxes recorded on the Fund books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and l o sses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

     C. FEDERAL INCOME AND EXCISE TAXES. The Fund has elected to be taxed as a "regulated i nv estment company" and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income or excise tax provision is required.

          In order to avoid imposition of the excise tax applicable to regulated investment companies, t h e Fund intends to declare each year as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

          The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable based upon its current interpretations of the tax rules and regulation t h at exist in the markets in which it invests.

          As of August 31, 2007, the Fund had a capital loss carryforward of $1 which expires in 2015.

     D. SECURITY TRANSACTIONS, INVESTMENT INCOME AND DISTRIBUTIONS. Security transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date and interest income is recognized on the accrual basis. Realized gains and losses are evaluated on the bases of identified costs.

     E. USE OF ESTIMATES. The presentation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make

                           PURISIMA ALL-PURPOSE FUND


          estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

     F. CONCENTRATION OF RISK. Investments in securities of non-U.S. issues in certain countries n i volve special investment risks. These risks may include, but are not limited to, investment restrictions, adverse political, social and economic developments, government involvement i n the private sector, limited and less reliable investor information, lack of liquidity, certain l o cal tax law considerations, and limited regulation of the securities markets.

     G. OPTIONS. Exchange traded options are valued at the last reported sale price at the close of the exchange on which the security is primarily traded. Certain markets are not closed at the t im e that a Fund prices portfolio securities. In these situations, snapshot prices are provided by the individual pricing services or other alternate sources at the close of the NYSE as appropriate. If no sales are reported, the mean between the last reported bid and asked prices will be used. Non-exchange traded options will also be valued at the mean between bid and asked prices. "Fair value" of other private options are valued after consulting with the Adviser using a mathematical model.

          Options purchased are recorded as investments; options written (sold) are accounted for as i l abilities. When an option expires, the premium (original option value) is realized as a gain i f the option was written or as a loss if the option was purchased. When the exercise of an option result in a cash settlement, the difference between the premium and the settlement proceeds is realized as a gain or loss. When securities are acquired or delivered upon exercise of an option, the acquisition cost or sale proceeds are adjusted by the amount of the premium. When an option is closed, the difference between the premium and the cost to close the position is realized as a gain or loss. The Fund may purchase options which are n i cluded in the Fund's Schedules of Investments and subsequently marked to market to reflect the current value of the option. At August 31, 2007, the Fund had no options outstanding.

     H. SECURITIES SOLD SHORT. To the extent the Fund engages in selling securities short, they are obligated to replace a security borrowed by purchasing the same security at the current market value. The Fund would incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund would realize a gain if the price of the security declines between those dates.

          The Fund is required to establish a margin account with the broker lending the security sold short. While the short sale is outstanding, the broker retains the proceeds of the short sale and the Fund must also maintain a deposit with the broker consisting of cash having a value equal to a specified percentage of the value of the securities sold short.

     I. INDEMNIFICATION OBLIGATIONS. Under the Fund's organizational documents, its current and o f rmer officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the

                            PURISIMA ALL-PURPOSE FUND


          Fund enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Fund's maximum exposure under these arrangements i s unknown as this would involve future claims that may be made against the Fund that have not yet occurred or that would be covered by other parties.

NOTE 3 - COMMITMENTS, OTHER RELATED PARTY TRANSACTIONS AND OTHER SERVICE
         PROVIDERS

The Fund has an Investment Management Agreement with the Adviser to provide investment advisory services to the Fund. The Adviser furnishes all investment advice, office space, facilities, and most of h t e personnel needed by the Fund. As compensation for its services, the Adviser is entitled to a monthly fee at the annual rate of 1.00% of the Fund's average daily net assets.

The Fund is responsible for its own operating expenses. The Adviser has agreed to limit the Fund's total expenses (exclusive of brokerage, interest, taxes, dividends on securities sold short and extraordinary expenses) to not more than 1.50% of the average daily net assets.

Any fee withheld or voluntarily reduced and/or any Fund expense absorbed by the Adviser pursuant to an agreed upon expense cap shall be reimbursed by the Fund to the Adviser, if so requested by the Adviser, anytime before the end of the third fiscal year following the year to which the fee reduction, waiver, or expense absorption relates, provided the aggregate amount of the Fund's current operating expenses for such fiscal year does not exceed the applicable limitation on Fund expenses. Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated. The Fund must pay its current ordinary operating expenses before the Adviser is entitled to any reimbursement of fees and/or expenses. For the year ended August 31, 2007, t h e Fund paid the Adviser $273.

As of August 31, 2007, the Adviser has reimbursed the Fund $148,574 to limit its total expenses to not more than 1.50% of the average daily net assets.

U.S. Bank, N.A. serves as the Fund's Custodian. U.S. Bancorp Fund Services, LLC ("USBFS"), an affiliate of U.S. Bank, N.A., serves as the Administrator, Fund Accountant and Transfer Agent. Certain officers of the Trust, including the Trust's Treasurer, are employees of the Administrator. In its capacity as the Fund's Administrator, USBFS provides general fund management including corporate secretarial services, coordinates the preparation of materials for the Board of Trustees, assists with the annual audit of the Fund's financial statements, monitors the Fund's compliance with federal and state regulations as well as investment restrictions, coordinates the payment of Fund expenses and monitors expense accruals, prepares financial statements and non-investment related statistical data and makes required t a x reporting calculations. During the year ended August 31, 2007, Purisima All-Purpose Fund paid USBFS $39,613 for services rendered in its capacity as the Fund's Administrator.

Quasar Distributors, LLC, an affiliate of U.S. Bank, N.A., and USBFS serves as principal underwriter of h t e Fund and acts as the Fund's distributor, pursuant to a Distribution Agreement with the Trust, in a continuous public offering of the Fund's shares.

                            PURISIMA ALL-PURPOSE FUND


NOTE 4 - SERVICE AND DISTRIBUTION PLAN

The Trust has adopted a Service and Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund is authorized to pay expenses incurred for the purpose of distribution activities, including the engagement of other dealers, intended to result in the sale of shares of the Fund. The fee accrues at an annual rate not to exceed 0.25% of the Fund's average daily net assets. For the year ended August 31, 2007, the Fund did not utilize the Plan.

NOTE 5 - INVESTMENT TRANSACTIONS

The cost of purchases and the proceeds from sales of securities, excluding short-term investments, for t h e year ended August 31, 2007, were as follows:

     FUND                                      PURCHASES               SALES
     ----                                      ---------               -----
     Purisima All-Purpose Fund                   $ 0                    $ 0

NOTE 6 - FEDERAL INCOME TAX MATTERS

The difference between the book and tax basis components of the distributable earnings relates principally to the timing of recognition of income and gains for federal income tax purposes. These differences are primarily attributable to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on passive foreign investment companies and return of capital distributions and income adjustments recognized for tax purposes on real estate investment trusts. Short-term gains distributions reported in the Statements of Changes of Net Assets, if any, are reported as ordinary i n come for federal tax purposes.

As of August 31, 2007, the components of distributable earnings on a tax basis were as follows:

                                                     All-Purpose
                                                     -----------

Cost of investments for tax purposes                 $   40,661
                                                     ==========
Gross tax unrealized appreciation                    $       96
Gross tax unrealized depreciation                    $      --
                                                     -----------
Net tax unrealized appreciation                      $       96
Undistributed ordinary income                        $    1,195
Capital loss carryforward *                          $       (1)
                                                     -----------
Total accumulated earnings (losses)                  $    1,290
                                                     ===========

                            PURISIMA ALL-PURPOSE FUND


The tax compositions of dividends are as follows:
                                                                    Long Term
                             Ordinary          Long Term          Capital Gains
                              Income          Capital Gains         Per Share
                            ----------------------------------------------------
Purisima All-Purpose
Fund
  8/31/2007                  $1,899                 --                  --
  8/31/2006                  $  148                 --                  --

* Under current tax law capital losses realized after October 31 and prior to the Fund's fiscal year end may be deferred as occurring on the first day of the following fiscal year.

NOTE 7 - RECENT ACCOUNTING PRONOUNCEMENTS

In September, 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards ("SFAS") No. 157, "Fair Value Measurements", which will expand the disclosure requirements for fair value measurements. The new standard defines fair value as the price that would be received upon the sale of an asset or transfer of a liability in an orderly transaction between market participants. As a basis for considering market participant assumptions in fair value measurements, this Statement also establishes a fair value hierarchy that distinguishes between (1) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) the reporting entity's own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and earlier adoption is permitted. Management is currently evaluating the impact of adoption of SFAS No. 157 on its financial statements.

Effective June 29, 2007, the Company adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 (FIN 48), Accounting for Uncertainty in Income Taxes, a clarification of FASB No. 109, Accounting for Income Taxes. FIN 48 establishes financial reporting rules regarding the recognition and measurement of tax positions taken or expected to be taken on a tax return. The adoption of FIN 48 had no impact on the Company's net assets or results of operations.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
THE PURISIMA FUNDS
WOODSIDE, CALIFORNIA


We have audited the accompanying statement of assets and liabilities, including the schedule of i nv estments of the Purisima All-Purpose Fund, a series of The Purisima Funds (the "Trust"), as of August 31, 2007, and the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights for the year then ended and for the period November 1, 2005 (commencement of operations) to August 31, 2006. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for t h e purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also n i cludes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2007, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly in all material respects, the financial position of the Purisima All-Purpose Fund as of August 31, 2007, the results of its operations, the changes in its net assets, and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.





                                                        TAIT, WELLER & BAKER LLP

PHILADELPHIA, PENNSYLVANIA
OCTOBER 22, 2007

OTHER INFORMATION -

PROXY VOTING PROCEDURES (UNAUDITED)

The Adviser votes proxies relating to portfolio securities in accordance with procedures that have been approved by the Trust's Board of Trustees. You may obtain a description of these procedures, free of charge, by calling toll-free 1-800-841-0199. This information is also available through the Securities and Exchange Commission's website at http://www.sec.gov.

Information regarding how the Fund voted proxies relating to the portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling t o ll-free 1-800-841-0199. This information is also available through the Securities and Exchange Commission's website at HTTP://WWW.SEC.GOV.

FORM N-Q DISCLOSURE (UNAUDITED)

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters on Form N-Q. The Fund's Form N-Q is available without charge, upon request, by calling 1-800-841-0199. Furthermore, you can obtain the Form N-Q on the SEC's website at www.sec.gov.

TAX NOTICE (UNAUDITED)

Additional Information applicable to foreign shareholders only: The percentage of income distributed for the year ended August 31, 2007, designated qualified interest income under Internal Revenue Code Section 871(k)(1)(C), is 100% for the Fund.

                  TRUSTEES AND OFFICER INFORMATION (Unaudited)

The Board of Trustees is responsible for the overall management of the Trust's business. The Board of Trustees approves all significant agreements between the Trust and persons or companies furnishing services to it, including all agreements with the Adviser, Administrator, Custodian and Transfer Agent. The Board of Trustees delegates the day-to-day operations of the Trust to its Officers, subject to the Fund's investment objective and policies and to general supervision by the Board of Trustees. The Statement Additional Information includes additional information about the Trust's Trustees and is available, without charge, by calling 1-800-841-0199.

The Trustees and Officers of the Trust, their business addresses and principal occupations during the past five years are:


                                                                                                 NUMBER OF
                                                                                               PORTFOLIOS IN
                         POSITION(S)                                                            FUND COMPLEX       OTHER
NAME, ADDRESS,           HELD          YEAR       PRINCIPAL OCCUPATION(S)                        OVERSEEN BY     DIRECTOR-
DATE OF BIRTH            WITH TRUST    ELECTED(1) DURING PAST FIVE YEARS                           DIRECTOR      SHIPS HELD
-----------------------------------------------------------------------------------------------------------------------------

Kenneth L. Fisher*       President      1996      Chief Executive Officer and majority                 2           None
(born 1950)              and Trustee              shareholder of Fisher Investments, Inc., the sole
13100 Skyline Blvd.                               shareholder of the Adviser, and has served in
Woodside, CA 94062                                such capacities since the incorporation of the
                                                  Adviser in 1986. Prior thereto, he was the
                                                  founder of Fisher Investments, a sole
                                                  proprietorship which commenced operations in
                                                  1979.

Pierson E. Clair III     Trustee        1996      President and Chief Executive Officer of Brown       2            Signature
(born 1948)                                       & Haley since 1998 (fine confectioners); Vice                    Foods, Inc.
13100 Skyline Blvd.                               President of Blummer Chocolate Company from
Woodside, CA 94062                                1980 to 1997, where he had been employed
                                                  since 1970.

Scott LeFevre            Trustee        2001      Sole proprietor of LeFevre Capital Management,       2           None
(born 1957)                                       a registered investment adviser.
13100 Skyline Blvd.
Woodside, CA 94062

Alfred D. McKelvy, Jr.   Trustee        2003      Executive Director of the law firm of Berding &      2             Diablo
(born 1949)                                       Weil, LLP since 1990.                                              Valley
13100 Skyline Blvd.                                                                                                Bank; East
Woodside, CA 94062                                                                                                  Bay BOMA.

Bryan F. Morse           Trustee        1996      Sole proprietor of Bryan F. Morse, RIA,              2           None
(born 1952)                                       registered investment adviser since 1990.
13100 Skyline Blvd.
Woodside, CA 94062

Grover T. Wickersham     Trustee        1996      Attorney in private practice in Palo Alto,           2           None
(born 1949)                                       California. Prior to entering private practice in
13100 Skyline Blvd.                               June of 1981, served as a Branch Chief of the
Woodside, CA 94062                                Los Angeles Regional Office of the U.S.
                                                  Securities and Exchange Commission.

Tom Fishel               Chief          2005      Vice President and Chief Compliance Officer of       N/A         None
(born 1960)              Compliance               the Adviser. Vice President of Charles Schwab
13100 Skyline Blvd.      Officer                  & Co., Inc. from 1995 to 2004, where he had
Woodside, CA 94062                                been employed since 1983.

Keith Shintani           Secretary and  2006      Vice President of U.S. Bancorp Fund Services,        N/A         None
(born 1963)              Assistant                LLC and its predecessor, Investment Company
2020 East Financial Way  Treasurer                Administration, LLC since 1998.
Glendora, CA 91741

Michael Ricks            Treasurer      2006      Assistant Vice President of U.S. Bancorp Fund        N/A         None
(born 1977)                                       Services, LLC since 2001.
2020 East Financial Way
Glendora, CA 91741

-----------
1 Trustees and officers of the Funds serve until their resignation, removal or retirement.
* "Interested person" of the Trust, as defined in the 1940 Act.

                           PRIVACY NOTICE

Fisher Asset Management, LLC (doing business as Fisher Investments) and the Purisima Funds collect non-public information about you from the following sources:

o    Information we receive about you on applications or other forms;

o    Information you give us orally; and

o    Information about your transactions with us or others.

We are committed to protecting your privacy and your non-public personal information. We do not sell or market your non-public personal information to unaffiliated organizations. We maintain physical, electronic and procedural safeguards to guard your non-public personal information. We hold our employees to strict standards of conduct regarding confidentiality, and employees who violate our Privacy Policy are subject to disciplinary process. We restrict access to your information to those employees who need to know that information to carry out their duties.

We do not disclose any non-public personal information about our clients or former clients without the client's authorization, except as permitted by law. We may disclose t h e non-public information we collect to employees and affiliates, and unaffiliated third parties as permitted by law. Third parties may include law enforcement agencies, government and regulatory authorities, and professionals such as our legal counsel and auditors, and we may disclose information for reasons such as audit purposes, prevention of fraud or money laundering, protection of confidentiality, compliance with laws, and to provide agreed upon products and services to you. Third parties may also include service providers performing financial services for us (such as brokers and custodians) and service providers performing non-financial services for us (such as third parties performing computer related or data maintenance, marketing or other services for us or to assist us in offering our products and services to you). It is our policy to require all third party service providers that will receive information to sign strict confidentiality agreements agreeing to safeguard such information and use it only for the purpose it was provided.

ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-800-851-8845.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's board of trustees has determined that it does not have an audit committee financial expert serving on its audit committee. At this time, the registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant's level of financial complexity.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

----------------------------- ----------------------- -----------------------
                              FYE  08/31/2006         FYE  08/31/2007
----------------------------- ----------------------- -----------------------

Audit Fees                           $33,000                 $34,000
Audit-Related Fees                      0                       0
Tax Fees                              $5,000                  $6,000
All Other Fees                          0                       0
----------------------------- ----------------------- -----------------------

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant. Accordingly, 100% of the services shown above provided by the principal accountant have been approved by the Audit Committee. All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.--not sub-adviser) for the last two years. The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

------------------------------------ ------------------------ ------------------
Non-Audit Related Fees               FYE  08/31/2006          FYE  08/31/2007
------------------------------------ ------------------------ ------------------
Registrant                                    0                        0
Registrant's Investment Adviser               0                        0
------------------------------------ ------------------------ ------------------


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to open-end investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of trustees.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The Registrant's President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant's service provider.

(b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) (1) ANY CODE OF ETHICS OR AMENDMENT THERETO, THAT IS SUBJECT OF THE DISCLOSURE REQUIRED BY ITEM 2, TO THE EXTENT THAT THE REGISTRANT INTENDS TO SATISFY ITEM 2 REQUIREMENTS THROUGH FILING AN EXHIBIT. Incorporated by reference to the Registrant's Form N-CSR filed November 10, 2003.

     (2) CERTIFICATIONS PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002. Filed herewith.

     (3) ANY WRITTEN SOLICITATION TO PURCHASE SECURITIES UNDER RULE 23C-1 UNDER THE ACT SENT OR GIVEN DURING THE PERIOD COVERED BY THE REPORT BY OR ON BEHALF OF THE REGISTRANT TO 10 OR MORE PERSONS. Not applicable to open-end investment companies.

(B) CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002. Furnished herewith.

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


         (Registrant) THE PURISIMA FUNDS

         By (Signature)  /s/ KENNETH L. FISHER
                       -------------------------------------
                       Kenneth L. Fisher, President


         Date          November 8, 2007
                       -------------------------------------



         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

         By (Signature) /s/ KENNETH L. FISHER
                       -------------------------------------
                       Kenneth L. Fisher, President

         Date          November 8, 2007
                       -------------------------------------

         By (Signature)  /s/ MICHAEL RICKS
                       -------------------------------------
                       Michael Ricks, Treasurer

         Date          November 8, 2007
                       -------------------------------------